EXHIBIT 10.8

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into License Agreements, Franchise Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 30, 2014

	Name and Ownership	Prelim. Agt. Signed	Fran. or Lic. Agt. Signed	Franchise Fee	Royalty Rate

BILLINGS, MT TEXAS ROADHOUSE OF BILLINGS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (55.0%) Scott M. Colosi (2.0%)	3/1/2002	7/7/2014	$0	3.5%
BOSSIER CITY, LA ROADHOUSE OF BOSSIER CITY, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Steven L. Ortiz (66.0%)	3/19/2004	12/1/2004	$0	3.5%
BROWNSVILLE, TX TEXAS ROADHOUSE OF BROWNSVILLE, LTD. 6040 DUTCHMANS LANE, SUITE 200 LOUISVILLE, KY 40205	Steven L. Ortiz (30.61%)	5/14/2002	9/22/2014	$0	3.5%
EVERETT, MA TEXAS ROADHOUSE OF EVERETT, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (59.0%)	2/15/2002	5/21/2014	$0	3.5%
FARGO, ND (1) ROADHOUSE OF FARGO, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (5.05%)	1/30/2006	8/25/2006	$0	3.5%
FARMINGTON, NM (2) ROADHOUSE OF FARMINGTON, NM, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (95.0%)	3/19/2004		$0	3.5%
LEXINGTON, KY MAN O’WAR RESTAURANTS, INC. 300 WEST VINE, SUITE 2200 LEXINGTON, KY 40507	W. Kent Taylor (10.0%)	N/A	9/26/1994 (lic) 8/13/2012 (fran)	$0	2.0%
LONGMONT, CO ROADHOUSE OF LONGMONT, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Steven L. Ortiz (50.5%)	12/19/2003	11/25/2014	$0	3.5%
MCKINNEY, TX ROADHOUSE OF MCKINNEY, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Steven L. Ortiz (30.0%) Scott M. Colosi (2.0%)	3/16/2004	9/16/2014	$0	3.5%
MELBOURNE, FL(3) GREEN BROTHERS DINING, INC. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (34.0%)	N/A	Unknown (lic) 8/13/2012 (fran)	$0	0%
MUNCIE, IN HOOSIER ROADHOUSE, LLC 2131 MELODY LANE ANDERSON, IN 46012	W. Kent Taylor (11.48%)	N/A	5/29/1996 (lic) 4/11/2013 (fran)	$0	$50,000 /yr
OMAHA, NE ROADHOUSE OF OMAHA, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Scott M. Colosi (10.99%)	3/19/2004	3/8/2005	$0	3.5%
PORT ARTHUR, TX TEXAS ROADHOUSE OF PORT ARTHUR, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (30.0%) Steven L. Ortiz (30.5%) Scott M. Colosi (3.0%)	12/15/2003	9/2/2013	$0	3.5%
TEMPLE, TX ROADHOUSE OF TEMPLE, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Steven L. Ortiz (78.0%)	3/19/2004	3/11/2005	$0	3.5%

WICHITA, KS ROADHOUSE OF WICHITA, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (48.1%) Scott M. Colosi (4.0%)	3/17/2004	12/1/2004	$0	3.5%

(1)                                 Franchise rights under Preliminary Agreement dated 4/27/2004 with Roadhouse of Louisiana, LLC were transferred to this location.

(2)                                 Franchise rights under this Preliminary Agreement are to be transferred to a location not yet identified.

(3)                                 Restaurant opened in September 1996.  In lieu of royalties, the entity pays management fees.